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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                      QMS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          [LOGO OF QMS APPEARS HERE]

To the Stockholders of QMS, Inc.:

   You are cordially invited to attend the annual meeting of stockholders to be held at the Adam's Mark Hotel, 64 Water Street, Mobile, Alabama, 36602, on Monday, April 24, 2000, at 2:00 p.m. local time.

   The principal business of the meeting will be (i) to elect one class of directors to serve a three-year term beginning April 24, 2000; (ii) to present for stockholder approval an amendment to the Company's Certificate of Incorporation to change the name of the Company; (iii) to present for stockholder approval an amendment to the Company's 1997 Stock Incentive Plan to increase the number of shares authorized under this plan; and (iv) to present for stockholder approval an amendment to the Company's Stock Option Plan for Directors to increase the number of options that shall be granted annually to eligible directors and to increase the number of shares authorized under this plan. During the meeting, we will also review the results of the past year.

   Whether or not you plan to attend the annual meeting, please complete, sign, date, and return to the Company the enclosed proxy card in the enclosed, postage-prepaid envelope at your earliest convenience so that your shares will be represented at the meeting. If you choose to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

                                          Sincerely yours,

                                          [/s/ Edward E. Lucente]
                                          Edward E. Lucente
                                          Chairman of the Board, President,
                                           and Chief Executive Officer

Mobile, Alabama

March 30, 2000

                                   QMS, INC.

                                One Magnum Pass
                             Mobile, Alabama 36618

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              April 24, 2000

   The annual meeting of stockholders of QMS, Inc. will be held on Monday, April 24, 2000, at 2:00 p.m. local time, at the Adam's Mark Hotel, 64 Water Street, Mobile, Alabama, 36602.

   The meeting is called for the following purposes:

  1. To elect three persons to serve as Class II directors for a three-year term beginning in 2000;

  2. To present for stockholder approval an amendment to the Company's Certificate of Incorporation to change the name of the Company;

  3. To present for stockholder approval a proposal to approve a recent amendment to the Company's 1997 Stock Incentive Plan;

  4. To present for stockholder approval a proposal to approve a recent amendment to the Company's Stock Option Plan for Directors; and

  5. To consider and act upon such other business as may properly come before the meeting or any adjournment(s).

   The Board of Directors has fixed March 21, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY, OF COURSE, REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                                          By Order of the Board of Directors,

                                          [/s/ Albert A. Butler]

                                          Albert A. Butler
                                          Secretary

Mobile, Alabama

March 30, 2000

                                   QMS, INC.
                                One Magnum Pass
                             Mobile, Alabama 36618

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QMS, Inc. (the "Company") of proxies to be voted at the annual meeting of stockholders of the Company to be held Monday, April 24, 2000, and at any and all adjournments thereof (the "Meeting"). Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted with respect to all shares represented by it and will be voted in accordance with the directions, if any, given in such proxy. If directions are not given, the proxy will be voted (i) FOR the election of the persons named herein to serve as Class II directors, (ii) FOR approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company,
(iii) FOR approval of an amendment to the Company's 1997 Stock Incentive Plan, and (iv) FOR approval of an amendment to the Company's Stock Option Plan for Directors. All expenses incurred in this solicitation will be borne by the Company.

   Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies also may be revoked by any stockholder present at the Meeting who expresses a desire to vote his or her shares in person. A majority of the stockholders entitled to vote must be present in person, or represented by proxy, to constitute a quorum and to act upon the proposed business. Failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense.

   The Company's Board of Directors changed the Company's fiscal year to a year ending on the Friday closest to December 31, effective at the end of a transitional period ended January 1, 1999. The terms "fiscal 1997," "fiscal 1998" and "fiscal 1999" as used herein refer to the Company's fiscal years ended October 3, 1997, October 2, 1998, and December 31, 1999, respectively. The term "transitional period" refers to the quarter ended January 1, 1999.

   On October 8, 1999, the Company's Board of Directors approved changing the Company's fiscal year again to a year ending on the Friday closest to March 31, effective at the end of a three-month transitional period ending March 31, 2000.

                            SHARES ENTITLED TO VOTE

   The Notice of the Meeting, this Proxy Statement, and the form of proxy are first being mailed to stockholders on or about March 30, 2000. At the close of business on March 21, 2000, the record date for determining the stockholders entitled to notice of and to vote at the Meeting, there were 13,258,421 shares of common stock, $0.01 par value ("Common Stock"), of the Company outstanding and entitled to vote at the Meeting. Each share is entitled to one vote.

   The election of directors requires the affirmative vote of a plurality of shares of Common Stock voting in person or by proxy at the Meeting; the approval of the proposal regarding the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote on the amendment; and the approval of the proposals regarding the amendments to the 1997 Stock Incentive Plan and the Stock Option Plan for Directors requires the affirmative vote of the majority of the Common Shares represented at the Meeting, assuming a quorum is present. Therefore, abstentions and votes withheld from director nominees will not be included in vote totals and will not be considered in determining the outcome of the election of directors. Abstentions and broker non-votes will have the same effect as votes against the proposals regarding the amendment to the Company's Certificate of Incorporation, the 1997 Stock Incentive Plan, and the Stock Option Plan for Directors.

               YOUR BOARD OF DIRECTORS URGES YOU TO SIGN, DATE,
                   AND RETURN THE ENCLOSED PROXY CARD IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE

                       PROPOSAL 1--ELECTION OF DIRECTORS

Directors and Director Nominees

   The Company's Certificate of Incorporation provides for three classes of directors serving staggered terms of office. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a term of three years to serve until the election and qualification of their successors. At the Meeting, three nominees for the Class II positions will be considered. The Class III and Class I directors have two years and one year, respectively, remaining in their terms of office.

   The Company's Certificate of Incorporation and Bylaws provide that the Company shall have at least five and no more than fifteen directors, the exact number to be determined by resolution of the Board of Directors from time to time. The Board has, by resolution, set the number of directors at eleven. The Bylaws further permit the Board of Directors, between annual meetings of stockholders, to fill any vacancy occurring in the Board, whether created by the death, resignation, retirement, or removal from office of a director or by an increase in the number of directors.

   It is the intention of the persons named as proxies to vote the proxies for the election as Class II directors of the Company of the persons named below, each of whom is currently a director, unless the stockholders direct otherwise in their proxies. In the event any of the nominees named below refuses or is unable to serve as a director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated. The election of the nominees to the Board of Directors requires the presence, by proxy or in person, of the holders of a majority of all shares of the Company's Common Stock entitled to notice of and to vote at the Meeting and the affirmative vote of the holders of a plurality of the shares voted at the Meeting.

   Set forth below is certain information furnished to the Company by each of the Company's directors, including each of the nominees.

                      YOUR BOARD OF DIRECTORS RECOMMENDS
                    THAT STOCKHOLDERS VOTE FOR THE ELECTION
                         OF THE NOMINEES FOR DIRECTOR

Nominees for Director

                    Class II Directors--Term Expiring 2000

   Edward E. Lucente (age 60) has been a director, President, and Chief Executive Officer of the Company since January 1998 and Chairman of the Board since October 1998. He has also been a director of SAGA Systems (a software company) since 1997 and Information Resources, Inc. (a marketing research firm) since 1991. Previously, Mr. Lucente was President of Lucente Associates, Inc. (a management consulting firm) from June 1994 to December 1997, Senior Vice President of Digital Equipment Corporation (an implementer and supporter of networked business solutions) from April 1993 to June 1994 and Senior Vice President, World Wide

Sales and Marketing, for Northern Telecom (a provider of network solutions) from January 1991 to April 1993. Prior to that, he was with International Business Machines (a computer hardware and software company) for thirty years, retiring in 1991 as President and Chairman of IBM World Trade Asia Pacific Corporation in Tokyo, Japan.

   Albert A. Butler (age 57) has been a director, Senior Vice President, Operations, and Chief Financial Officer of the Company since August 1999. Prior to that time, Mr. Butler served as Vice President, Operations, of the Company from April 1992 to August 1999, and Vice President, Corporate Materials and Logistics from January 1991 to April 1992. Previously, he was with the General Electric Co. in a number of management positions in various GE operating businesses, and at the corporate headquarters where he managed the production management consulting organization.

   F. Rigdon Currie (age 69) has been a director of the Company since October 1996. He was a general partner of Pacific Venture Partners from 1983 to 1994, and has been a special limited partner of MK Global Ventures since 1988. He is also a director of DISC, Inc. (a manufacturer of robotic digital storage libraries), Synbiotics Corporation (an internet commerce service company and manufacturer of veterinarian test kits and instruments) and four private companies. He is Chairman of the Board of Opportunity Capital Corporation (a minority venture capital firm).

Directors Continuing in Office

                 Class I Directors--Current Term Expiring 2001

   Hiroshi Fujii (age 56) has been a director of the Company since July 1999. Mr. Fujii has been a director of Minolta Co., Ltd. since 1995 and President and CEO of Minolta Corporation (which is a wholly owned subsidiary of Minolta Co., Ltd.) since 1993. He is currently a director of Minolta Corporation, Mohawk Marketing, Inc., Astro-Tec Manufacturing, Inc., Minolta Advance Technology, Inc., Minolta Systems Laboratory Inc., and Minolta Investments Company. Prior to his election as President of Minolta Corporation, Mr. Fujii served in the capacity of Executive Vice President and Treasurer of that company and held a number of other executive positions with both Minolta Corporation and Minolta Co., Ltd.

   Allen A. Hans (age 48) has been a director of the Company since July 1999. Mr. Hans has been Vice President, General Counsel and Secretary of Minolta Corporation and Secretary of Minolta Business Systems, Inc., Mohawk Marketing Corporation, Minolta Information Systems, Inc., Astro-Tec Manufacturing, Inc., Minolta Advance Technology, Inc. and Minolta Systems Laboratory, Inc. since June 1994. In addition, since June 1999, he has also been Vice President and Secretary of Minolta Investments Company. Mr. Hans joined Minolta Corporation in 1987 as General Counsel and was promoted to Vice President in 1993.

   Ryusho Kutani (age 60) has been a director of the Company since July 1999. Mr. Kutani has been a director of Minolta Co., Ltd. since 1995 and President of Minolta Europe GmbH (formerly known as Minolta GmbH), a wholly owned subsidiary of Minolta Co., Ltd. since 1993. In addition, he is currently a director of Minolta (UK) Ltd., Minolta Austria Ges.mbH, Minolta Lorraine S.A., Minolta Europe Finance B.V. and Minolta Spain S.A. Mr. Kutani previously served in the capacity of Executive Vice President of Minolta Europe GmbH and held a number of managing director and director's positions with Minolta's European subsidiaries.

                Class III Directors--Current Term Expiring 2002

   Michael C. Dow (age 52) has been a director of the Company since 1977 and was an executive officer from 1977 until January 1989. He served the Company in a consulting capacity from February 1989 to January 1992. From 1977 to January 1989, he served the Company in various capacities, including Senior Vice President, Marketing and Service; Senior Vice President, Marketing; Senior Vice President, Sales and Customer Technical Service; Senior Vice President, Sales and Customer Support; and Senior Vice President, Sales and Services. Since October 1989, he has served as Mayor of the City of Mobile, Alabama.

   Yoshisuke Takekida (age 55) has been a director of the Company since July 1999. Mr. Takekida has been a director of Minolta Systems Laboratory Inc. since July 1997 and a Director of Imaging Information Products General Headquarters and Systems Development Center of Minolta Co., Ltd. since July 1999. Previously, he was Senior General Manager of Imaging Information Products Development Headquarters and Systems Development Center of Minolta Co., Ltd. from July 1995 to June 1999. He joined Minolta Co., Ltd. in January 1995, and previously was General Manager of the Peripheral Printing Controller Business Unit of NEC Corporation.

   Shoei Yamana (age 45) has been a director of the Company since July 1999 and Vice President, Strategic & Business Development since August 1999. Mr. Yamana was the General Manager of the Corporate Strategy Division of Minolta Co., Ltd. from July 1996 to August 1999. Mr. Yamana joined Minolta Co., Ltd. in 1977 and has served in various capacities, including Manager of the Corporate Strategy Division from April 1995 to June 1996, Manager of the Asia Division from July 1994 to March 1995, Manager of the China Division from April 1994 to June 1994 and Manager of the Camera Sales Department from April 1990 to March 1994.

   William R. Bowles (age 60) has been a director of the Company since December 1999. Mr. Bowles served as President of IBM Greater China from 1995 until his retirement in 1999. Previously, Mr. Bowles held several senior executive level positions at IBM, including Corporate General Manager of OEM, President of the product divisions producing printers and consumer systems, and Vice President of Operations for Asia Pacific, South America and Canada.

   Robert J. Materna (age 60) has been a director of the Company since December 1999. Mr. Materna has been the Secretary/Treasurer of the Rahway Valley Sewerage Authority (a servicer of wastewater for eleven New Jersey municipalities) since February 1997. He served as Acting Controller of Investor International (U.S.), Inc. (an investor in equity securities and a subsidiary of Investor AB, a publicly listed company on the Stockholm Stock Exchange) in an independent contractor capacity from September 1993 to February 1999. Mr. Materna was a partner at KPMG Peat Marwick from 1973 to to 1991.

Meetings and Committees of the Board of Directors

   During fiscal 1999, the Board of Directors met twelve times. All incumbent members of the Board attended at least 75% of the total number of Board meetings and meetings of committees of which they were members.

   During fiscal 1999, the Audit Committee met three times. The Audit Committee recommends to the Board of Directors the firm to be appointed as the Company's independent public accountants and monitors the performance of such firm. In addition, the Committee reviews and approves the scope of the annual audit and evaluates internal accounting practice and policy. The current members of the Audit Committee are Messrs. Currie (Chairman), Bowles, and Materna.

   During fiscal 1999, the Compensation Committee met two times. The Compensation Committee is responsible for recommending and reviewing the compensation, including fringe benefits, of the executive officers and directors of the Company and for administering the Company's stock option plans. The current members of the Compensation Committee are Messrs. Fujii (Chairman), Dow, Hans, Kutani, and Takekida.

   The Company has no nominating committee.

Director Compensation

   No remuneration is paid to executive officers of the Company for services rendered in their capacities as directors. The Company pays fees only to Messrs. Bowles, Currie, Dow, Hans and Materna of $2,000 per month, plus $750 for each day, or part thereof, spent in meetings of the Board of Directors or committees thereof and $375 for each scheduled teleconference of the Board of Directors. Messrs. Bowles, Currie, Dow, Hans and Materna are paid an additional $1,000 a year for each committee on which they serve (prorated for committee membership less than twelve months).

   Non-employee directors may elect, on an annual basis, to receive stock options pursuant to the QMS, Inc. Stock Option Plan for Directors in lieu of the monthly fee. Each year, each non-employee director receives a non-qualified stock option to purchase 5,000 shares (to be increased to 10,000 shares with shareholder approval of Proposal 4 herein) of Common Stock as of the date of the annual meeting of the Company's stockholders. The exercise price is equal to the Fair Market Value (as defined in the Directors' Plan) of Common Stock as of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, Inc. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during fiscal 1999 all of the Company's directors and executive officers and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements, except that Messrs. Dow, Materna and Robert
R. Schulz (a former executive officer) each filed one late report and Messrs. Lucius E. Burch, III (a former director) and Currie each filed two late reports.

                              EXECUTIVE OFFICERS

   The executive officers of the Company serve at the discretion of the Board of Directors and as of March 21, 2000, included Edward E. Lucente, Albert A. Butler, Shoei Yamana, Marino J. Niccolai, Thomas L. McGoogan, Jan B. Sundelin, and James T. Garner.

   Dr. Niccolai (age 56) has been Senior Vice President, Engineering since August 1999. Prior to that, he was Vice President, Engineering, of the Company from June 1998. Dr. Niccolai acted as a consultant to the Company from 1991 to June 1998. He was with the University of South Alabama as Professor of Computer Science from 1982 to June 1998.

   Mr. McGoogan (age 46) has been Vice President, Human Resources, of the Company since May 1998. Prior to that time, Mr. McGoogan served as Executive Director of Human Resources from July 1996 to May 1998; Director of Personnel from July 1990 to July 1996; and Employment Manager from July 1985 to July 1990.

   Mr. Sundelin (age 39) has been Senior Vice President, Worldwide Sales and Marketing, since October 1999, and has been President and CEO of QMS Europe B.V. since October 1995. Prior to that, he served as Area Director with responsibility for various countries and regions, including Nordic Countries, France, Eastern Europe and the Middle East, from February 1989 to October 1995.

   Mr. Garner (age 39) has been Corporate Controller of the Company since December 1999. Prior to that time, Mr. Garner was with Acordis Cellulosic Fibers, Inc. (formerly Courtaulds Fibers Inc.), a subsidiary of Akzo Nobel from 1987 to 1999. While with Acordis, he served in various financial capacities, including Financial Controller, Corporate Secretary/Treasurer, Assistant Controller, and Finance Manager.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

   The following table sets forth certain information as of March 21, 2000, regarding the amount of Common Stock beneficially owned by each of the executive officers whose names appear in the "Summary Compensation Table" included herein ("named executive officers"), each director and director nominee of the Company, all directors and officers of the Company as a group, and each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock. All shares shown reflect sole voting and investment power except as otherwise noted.

   According to rules adopted by the SEC, a person is a "beneficial owner" of securities if that person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right of conversion of a security, or otherwise. As of the date of this Proxy Statement, the Company only has shares of Common Stock outstanding.

                                Number of Shares and Nature of
                                 Beneficial Ownership at March
                                           21, 2000
                                ------------------------------------
                                   Voting or
                                Investment Power         Options
                                ----------------       Exercisable   Percent of
Name or Group                   Sole(/1/) Shared      Within 60 Days Class(/2/)
-------------                   --------- ------      -------------- ----------
Minolta Investments Co.(/3/)..  7,570,000      0               0        57.1%
Edward E. Lucente.............    130,617 10,000(/4/)    208,000         2.6%
Albert A. Butler..............          0  6,803(/5/)     29,000           *
Shoei Yamana..................          0      0               0           0
Marino J. Niccolai............      6,164      0           5,000           *
C. Richard Bowles.............      2,083      0          16,100           *
Thomas L. McGoogan............      5,062      0           5,945           *
F. Rigdon Currie..............      8,363      0          11,250           *
Michael C. Dow................          0 53,112(/5/)     47,432           *
Hiroshi Fujii.................          0      0               0           0
Allen A. Hans.................          0      0               0           0
Ryusho Kutani.................          0      0               0           0
Yoshisuke Takekida............          0      0               0           0
William R. Bowles.............          0  1,470(/5/)          0           *
Robert J. Materna.............          0      0               0           0
James A. Wallace(/6/).........          0      0               0           0
All current directors and
 executive officers as a group
 (17 persons).................    152,289 71,385         322,727         4.0%

--------
 *    Indicates beneficial ownership of less than 1.0%.
(/1/) Includes shares held in the Company's 401(k) plan as follows: Mr.
      Butler, 4,138; Mr. Niccolai, 2,050; Mr. Richard Bowles, 907; Mr. McGoogan, 2,920; and all directors and executive officers as a group, 10,015. It also includes shares held in the Company's Employee Stock Purchase Plan as follows: Mr. Lucente, 7,231 and all current directors and executive officers as a group, 7,231.
(/2/) For each person named and the group identified in the table, "Percent of Class" has been calculated assuming the exercise of all options exercisable by that person or group within 60 days after February 15, 2000.
(/3/) Minolta Investment Co.'s address is c/o Minolta Corporation, 101
      Williams Drive, Ramsey, New Jersey, 07446.
(/4/) All such shares are held by Mr. Lucente's spouse and he disclaims beneficial ownership.
(/5/) Voting and investment power is shared with spouse with respect to the indicated shares.
(/6/) Mr. Wallace resigned his position as an executive officer of the Company as of August 6, 1999.

                         EXECUTIVE COMPENSATION TABLES

   The following tables present certain information concerning compensation paid to the named executive officers. The notes to these tables provide more specific information regarding compensation. The executive officer compensation policies of the Board of Directors are discussed in more detail in the Compensation Committee Report.

                                    TABLE I
                          SUMMARY COMPENSATION TABLE

   This table presents the total compensation earned during or with respect to fiscal 1999, the three-month transitional period ended January 1, 1999 ("TP"), fiscal 1998, and fiscal 1997 by the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, during fiscal 1999. The table also includes one additional individual who was one of the Company's most highly compensated executive officers during fiscal 1999, but whose employment by the Company ceased prior to December 31, 1999. The Company has no stock appreciation rights ("SARs") outstanding and has issued no shares of restricted stock to any of its officers or employees.

                                                               Long-Term
                                                              Compensation
                                   Annual Compensation ($)       Awards
                                 ---------------------------- ------------
                                                 Other Annual  Securities      All Other
Name and Principal        Fiscal Salary   Bonus  Compensation  Underlying     Compensation
Position                   Year    ($)     ($)     ($)(/1/)    Options (*)      ($)(/3/)
------------------        ------ ------- ------- ------------ ------------    ------------
Edward E. Lucente.......   1999  373,075       0    84,313            0        2,017,501
President and CEO            TP   83,019 113,500    31,525      270,000                0
                           1998  263,270 325,002         0      500,000(/2/)           0
                           1997        0       0         0            0                0

Albert A. Butler........   1999  223,046  50,000         0       10,000            5,000
CFO, Sr. Vice President,     TP   44,262  14,865         0            0                0
Operations                 1998  197,065  63,335         0       10,000            4,000
                           1997  187,976  15,500         0        5,000                0

Marino J. Niccolai......   1999  245,000  50,000         0       10,000            2,724
Sr. Vice President,          TP   55,385  16,665         0            0                0
Engineering                1998   78,461  53,950         0       50,000                0
                           1997        0       0         0            0                0

C. Richard Bowles.......   1999  155,750  30,458         0            0            5,000
Vice President,              TP   35,077  16,005         0            0                0
Marketing                  1998  160,010  54,835         0       10,000            4,000
                           1997  137,296  33,400         0        2,500                0

Thomas L. McGoogan......   1999  119,135  30,000         0            0            1,387
Vice President, HR           TP   23,077  16,665         0            0                0
                           1998  101,750  25,921         0       22,300                0
                           1997   91,474   5,000         0        1,750                0

James A. Wallace........   1999  255,420       0    29,005            0          191,603
Former CFO                   TP   59,942  25,000    20,919            0                0
                           1998   44,932  25,000         0      200,000                0
                           1997        0       0         0            0                0

--------
 * Number of shares.
(1) Amounts reported in "Other Annual Compensation" include for Mr. Lucente $21,838 in reimbursed relocation expense, $20,147 in medical reimbursement and LTD premiums paid on his behalf, and $42,328 in country club dues and expenses; and for Mr. Wallace $12,916 in reimbursed relocation expense and $16,089 in medical reimbursement and LTD premiums paid on his behalf.

(2) Shares reported in the "Underlying Options" for Mr. Lucente include 200,000 options granted in fiscal 1998 at an option price of $2.4375 but subsequently forfeited and replaced with 270,000 options granted in the transitional period at an option price of $3.75.
(3) Amounts reported in "All Other Compensation" include for Mr. Lucente $1,800,000 additional compensation to be funded through a Rabbi Trust (see the "Executive Agreements" section), a $212,501 gain reported as compensation upon his exercise of non-qualified stock options and $5,000 contributed on his behalf to the Company's 401(k) Plan; and for Mr. Wallace a $188,213 gain reported as compensation upon his exercise of non-qualified stock options and $3,390 contributed on his behalf to the Company's 401(k) Plan. All other amounts shown represent contributions on the executive officers' behalf to the Company's 401(k) Plan.

                                   TABLE II
            FISCAL 1999 AND TRANSITIONAL PERIOD STOCK OPTION GRANTS

   The following table presents information regarding options to purchase shares of Common Stock that were issued by the Company to its named executive officers in fiscal 1999 and the three-month period ended January 1, 1999, that may be exercised to purchase shares of Common Stock. The Company granted no SARs during fiscal 1999 or the three-month period ended January 1, 1999.

                                        Individual Grants
                           --------------------------------------------
                                        % of Total
                            Number of    Options
                            Securities  Granted to Exercise              Grant
                            Underlying  Employees   of Base               Date
                             Options    in Fiscal    Price   Expiration  Value
Name                       Granted(/1/)    Year    ($/Share)    Date    ($)(/2/)
----                       ------------ ---------- --------- ---------- --------
Edward E. Lucente.........   270,000       93.6%    $3.7500   11/09/08  $562,248
Albert A. Butler..........    10,000        3.8%    $3.0625   02/18/09  $ 17,622
Marino J. Niccolai........    10,000        3.8%    $3.0625   02/18/09  $ 17,622
C. Richard Bowles.........         0          0%       n/a        n/a       n/a
Thomas L. McGoogan........         0          0%       n/a        n/a       n/a
James A. Wallace..........         0          0%       n/a        n/a       n/a

--------
(1) On November 9, 1998, during the transitional period, Mr. Lucente was granted an option to purchase 270,000 shares. On February 18, 1999, Messrs. Butler and Niccolai were each granted options to purchase 10,000 shares. These options become exercisable in 20% increments annually beginning on the date of grant for Messrs. Lucente and Butler, and in 25% increments annually beginning on the first anniversary of the date of grant for Mr. Niccolai. All options are subject to accelerated vesting in whole or in part, at the discretion of the committee administering the plan, upon a "change of control" as defined in the Company's 1997 Stock Incentive Plan.
(2) This column represents the present value of the options on the date of grant using the Black-Scholes option pricing model adapted for the Company's Common Stock, utilizing the following assumptions: five-year stock price volatility of 0.6535% for Mr. Lucente's option and 0.6904% for the options of Messrs. Butler and Niccolai; no dividend yield; expected term to exercise of 3.97 years for Mr. Lucente's option and
      3.79 years for the options of Messrs. Butler and Niccolai; interest rates equal to the U.S. Treasury Note rates in effect at the date of the grant (approximately 7%) for the expected terms of the options, and no adjustment for non-transferability or forfeiture. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that the value to be realized by an executive will be at or near the value estimated by the Black-Scholes model.

                                   TABLE III
       AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND TRANSITION PERIOD
                         FISCAL YEAR-END OPTION VALUES

   The following table presents information regarding options exercised for shares of the Company's Common Stock during fiscal 1999 and the three-month period ended January 1, 1999, and the value of unexercised options held at December 31, 1999. The Company has no outstanding SARs.

                                                Number of Securities        Value of Unexercised
                                               Underlying Unexercised           In-the-Money
                           Shares     Value      Options at 12/31/99    Options at 12/31/99 ($)(/1/)
                         Acquired on Realized ------------------------- ---------------------------------
Name                      Exercise     ($)    Exercisable Unexercisable  Exercisable      Unexercisable
----                     ----------- -------- ----------- ------------- -------------    ----------------
Edward E. Lucente.......   100,001   $310,420   108,000      361,999        $          0    $         58,333
Albert A. Butler........     6,000     15,625    24,800       15,200                   0                   0
Marino J. Niccolai......    10,000     11,250     2,500       47,500                   0                   0
C. Richard Bowles.......     4,000     10,750    14,600        6,000                   0                   0
Thomas L. McGoogan......     7,520     17,948     5,745       11,235                   0                   0
James A. Wallace(/2/)...   120,200    188,213         0            0                   0                   0

--------
(/1/) Based on the closing price on the New York Stock Exchange--Composite
      Transactions of the Company's Common Stock on that date ($2.8125). (/2/) Mr. Wallace's options were forfeited on August 6, 1999, when he ceased to be an executive officer of the Company.

Stock Performance Graph

   The following graph compares the Company's five-year cumulative total return to the S&P 500 and the S&P Computer Systems Composite Index over the five-year period beginning on October 1, 1994, and ending December 31, 1999. The total stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the S&P 500, and the S&P Computer Systems Composite Index. It also assumes reinvestment of all dividends. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                      QMS, INC.
 COMPARISON OF CUMULATIE TOTAL RETURN (10/1/94-12/31/99)
                          vs.
   S&P 500 AND S&P COMPUTER SYSTEMS COMPOSITE INDICES

                     [LINE GRAPH]
                                                           Transitional
               1994     1995     1996     1997     1998       Period      1999
              -------  -------  -------  -------  -------  ------------ -------
S&P 500       $100.00  $129.64  $155.92  $218.90  $238.64    $292.23    $371.64
S&P COMPUTER
  SYSTEMS     $100.00  $143.67  $173.94  $321.22  $384.61    $111.38    $154.41
QMS, INC.     $100.00  $ 47.37  $ 61.84  $ 30.26  $ 39.47    $ 33.55    $ 30.92

                             EXECUTIVE AGREEMENTS

   The Company has an Executive Services Agreement (the "Agreement") with Mr. Lucente. Mr. Lucente's Agreement expires March 31, 2003, with an option to renew through March 31, 2004. It provides that Mr. Lucente will be paid the following compensation: (i) a base salary of $350,000 per year, subject to annual review by the Compensation Committee; (ii) eligibility for annual incentive bonus compensation in the amount of $550,000 per year, which may be paid quarterly based upon the specific accomplishments and the Company's overall performance; (iii) options to purchase up to 500,000 shares of the Company's Common Stock; (iv) a monthly automobile allowance of $1,250; (v) reimbursement of all expenses incurred in connection with membership in two country clubs; and (vi) financial and estate planning services, tax return preparation services and tax counseling services. In addition to the above, Mr. Lucente is entitled to additional compensation of $1,800,000 plus gains and earnings on this amount, which is being set aside in a Rabbi Trust created for Mr. Lucente's benefit. The $1,800,000 is being deposited in the Rabbi Trust in monthly payments of $50,000 over a 36-month period.

   Mr. Lucente's Agreement gives the Board of Directors express authority to terminate it if Mr. Lucente willfully fails to perform his material obligations thereunder after notice or for criminal acts against the Company. It also gives the Company the right to terminate Mr. Lucente's employment due to any physical or mental infirmity which continues for three (3) consecutive months, or for six (6) months during any consecutive twelve (12) month period, on ninety (90) days written notice, during which ninety (90) day period Mr. Lucente would continue to receive his full compensation. Mr. Lucente's Agreement also contains restrictions on solicitation of Company employees and competition with the Company for two years after termination of employment and on use of confidential information.

   The Company entered into an Executive Agreement with Mr. Lucente which provides Mr. Lucente with certain benefits upon a "change of control" of the Company, as defined in the Executive Agreement. The Executive Agreement has no specified term. It provides that if Mr. Lucente is terminated within eighteen
(18) months after the date of a change of control of the Company, he has the right to receive the following: (i) immediate vesting of all options; and (ii) a single cash payment equal to 200% of Mr. Lucente's base salary plus the amount which, if paid to Mr. Lucente in thirty-six (36) consecutive equal monthly installments, would have a present value equal to the amount by which 299% of Mr. Lucente's "base amount" (as defined by Section 280G of the Internal Revenue Code) exceeds the aggregate present value of all other parachute payments (as defined by Section 280G) received by Mr. Lucente. "Present value" is determined in accordance with Section 280G. The amount to be paid under the Executive Agreement would be paid to a trust for the benefit of Mr. Lucente, and all expenses arising therefrom or from implementation enforcement of the agreement would be paid by the Company. The Executive Agreement also provides that the Company will increase the amounts paid thereunder to account for any excise tax due on such amounts. Mr. Lucente asserted that the change of control clause was activated with Minolta's acquisition of over 51% of the Company's outstanding shares of Common Stock. In lieu of pursuing the enforcement of this clause and to settle this matter, Mr. Lucente and the Company agreed to additional compensation under the Rabbi Trust as stated above.

   Mr. Wallace's Executive Services Agreement with the Company specified that in the event of a change of control in the Company and his subsequent resignation from the Company he would continue to receive his salary for a period of 12 months after the date of his resignation, and enjoy immediate vesting of all unvested stock options which had been granted to him. Mr. Wallace's outstanding stock options became fully vested on June 21, 1999, and his resignation was effective August 6, 1999. The Company intends to continue his salary through August 6, 2000, and 79,800 outstanding unexercised vested stock options were cancelled, pursuant to an agreement between Mr. Wallace and the Company, on August 6, 1999.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                      THE BOARD OF DIRECTORS OF QMS, INC.

   The Compensation Committee of the Board of Directors is currently composed of five non-employee directors, Messrs. Fujii (Chairman), Dow, Hans, Kutani, and Takekida. The Committee is responsible for setting overall policies that govern the Company's compensation programs, administering certain of the Company's equity compensation plans, and establishing the cash compensation of executive officers.

   The Company's executive compensation programs are designed to attract, reward, and retain key executives who will continue to lead the Company in achieving its objectives in a highly competitive and fast-changing industry.

   The cash compensation for each of the Company's executives consists of a base salary and an annual incentive program. Long-term incentives consist of stock options granted under the QMS, Inc. 1997 Stock Incentive Plan.

Cash Compensation--Base Salaries

   Base salary targets are established by reviewing published survey data and compensation information contained in proxy statements regarding similar positions held by executives of other high technology/electronics firms of approximately the same size as the Company. The Compensation Committee then chooses to pay the executive at, above, or below his base salary target according to a subjective determination by the Compensation Committee based upon the following two factors:

  1. The executive's job performance in the Company's last fiscal year; and
  2. The executive's perceived potential to contribute to the Company's performance in the upcoming fiscal year.

   Final decisions regarding the establishment of base salary targets and levels of base salaries are made independently by the Compensation Committee. The Committee does, however, solicit input from the Company's Chief Executive Officer on the level of performance of executives reporting to him. Base salary adjustments may be made within a fiscal year based on the executive's performance and contribution to the Company's results of operations during that period.

   The results of such actions with respect to the named executive officers are reflected in the Summary Compensation Table set forth above.

Cash Compensation--Annual Incentive Programs

   The Compensation Committee believes that an annual cash compensation program tied to the Company's performance provides appropriate short-term incentives to the Company's key executive officers. Accordingly, all executive officers of the Company participate in an annual cash incentive program that requires the Company to achieve a certain earnings level before any payments may be made. The earnings levels are established by the Compensation Committee upon recommendation by the Chief Financial Officer of the Company each year and are generally set at levels providing for an increase in earnings over the prior year before any incentive compensation is earned. As quarterly targeted objectives are achieved, each executive is eligible to receive a quarterly bonus payment of $15,000 for Vice Presidents and $25,000 for Senior Vice Presidents, contingent upon accomplishment of specific performance goals. Due to the challenges of the convergence as a result of the Company's alliance with Minolta, the participation of every executive was critical for the last six months of fiscal 1999. Therefore, while these executives received no bonus payments for the first six months of fiscal 1999, the full annual bonus amounts were paid over the last six months as retention incentive, with the exception of Mr. Lucente.

Stock Option Programs

   The Compensation Committee believes that management ownership of a significant equity interest in the Company is a major incentive in building stockholder value and aligning the long-term interests of management and stockholders. To that end, the Compensation Committee has historically granted stock options at option prices not less than the fair market value of the Common Stock on the grant date. Any gain from the exercise of the stock options will occur only when the price of the Company's Common Stock increases above the option grant price. This situation, in turn, means that stockholder value is being enhanced. In fiscal 1999, the Compensation Committee granted stock options to the named executive officers as outlined in "Table II--Fiscal 1999 and Transitional Period Stock Option Grants" set forth above.

Compensation--Chief Executive Officer

   The Compensation Committee considers the information set forth above concerning compensation paid to executives by other companies in setting the compensation of Mr. Lucente as the Chief Executive Officer of the Company. The Committee's objective in setting Mr. Lucente's compensation has been that his salary be within a range of salaries paid to chief executive officers of companies in the high technology/electronics industry of approximately the same size as the Company. In addition, the Committee approves the performance objectives set forth in an annual incentive plan described above, which is designed to permit Mr. Lucente (as well as the other officer-participants in the annual incentive plan) to earn additional compensation if certain earnings levels are achieved. See the discussions under "Cash Compensation--Annual Incentive Programs" above. The Committee also granted stock options to Mr. Lucente in the transitional period based on the philosophy described under "Stock Option Programs" above. See "Table II--Fiscal 1999 and Transitional Period Stock Option Grants" for the terms of such options.

Limitations on the Deductibility of Compensation

   Pursuant to the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. It has been determined that no portion of anticipated compensation payable to any executive officer in fiscal 1999 would be non-deductible. Although the Compensation Committee does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for executive officers.

                  Submitted By the Compensation Committee/1/
                           of the Board of Directors

        Hiroshi Fujii             Ryusho Kutani          Yoshisuke Takekida

   The foregoing Report of the Compensation Committee shall not be deemed to constitute soliciting material and shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's Annual Report to Stockholders on form 10-K.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During fiscal 1999, Minolta (defined below, see "Proposal 2--Amendment of the Certificate of Incorporation") acquired 57% of the outstanding Common Stock of the Company. Five of the Company's eleven directors, namely Messrs. Fujii, Hans, Kutani, Takekida, and Yamana, are affiliates or employees of Minolta or
--------
/1/ Messrs. Fujii, Kutani, and Takekida were appointed to serve on the Compensation Committee on August 8, 1999. Messrs. Dow and Hans were appointed to serve on the Compensation Committee on January 26, 2000, and therefore did not participate in the deliberations of the Committee during fiscal 1999.

an affiliate of Minolta. Since October 1993, the Company has purchased printer engines and related products from Minolta, and during fiscal 1999, the Company purchased $5.7 million of such products from Minolta. The Company currently has contractual relationships with Minolta that provide for the Company to continue to purchase printer engines and related products from Minolta in the future. The Company can effectively terminate these agreements by ceasing to place purchase orders for the subject products; however, the Company's arrangement with Minolta regarding the purchase of products requires the Company to submit six month rolling forecasts which can obligate the Company to place purchase orders for products in accordance with the forecast for two to three months following the date of the last forecast.

   Furthermore, the Company borrowed approximately $32.8 million from Minolta in fiscal 1999. The Company received a $12.8 million loan from Minolta on June 7, 1999, a $15 million loan on November 10, 1999, and a $5 million loan on December 22, 1999. These loans are payable over four years and have a stated interest rate of LIBOR plus 2.5% payable monthly in arrears.

   On March 10, 2000, the Company received a letter of intent from its landlord indicating its willingness to sell the leased property for the greater of $14.0 million or an appraised value, based upon a mutually agreed to process, provided such sale is consummated by April 28, 2000. Management believes it is probable that negotiations to complete the purchase of the property and cancel the operating lease agreement will be successful, and Minolta has agreed to provide the funding necessary to consummate such purchase. The details of this funding and the purchase have not yet been determined.

   Messrs. Fujii, Kutani, and Takekida all serve on the Company's Compensation Committee and are all affiliates of Minolta.

                         PROPOSAL 2--AMENDMENT OF THE
                         CERTIFICATE OF INCORPORATION

   The Board of Directors has adopted a resolution to amend the Company's Restated Certificate of Incorporation, as amended to date, to change the Company's name from "QMS, Inc." to "Minolta - QMS, Inc." The Board has declared this name change advisable and recommends that stockholders vote "FOR" the proposed amendment.

   The Board has adopted this resolution pursuant to the Stock Purchase Agreement dated as of June 7, 1999, among the Company, Minolta Investments Company and Minolta Co., Ltd. (collectively "Minolta"), in which the Company agreed that, assuming Minolta's tender offer was successful, which it was, the Company would change its name in a manner acceptable to Minolta to a name that included the word "Minolta."

   The approval of this amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

                      YOUR BOARD OF DIRECTORS RECOMMENDS
                  THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO
                  THE COMPANY'S CERTIFICATE OF INCORPORATION

                         PROPOSAL 3--AMENDMENT OF THE
                      QMS, INC. 1997 STOCK INCENTIVE PLAN

                                 Introduction

   On October 8, 1999, the Board of Directors approved an amendment to the QMS, Inc. 1997 Stock Incentive Plan (the "Incentive Plan"). The amendment provides for an increase in the shares available under the Incentive Plan from 1,500,000 shares to 4,500,000 shares. The Plan and this amendment were adopted because the Board of Directors believes the Company must continue to have the capacity to grant stock incentives to its key employees and directors.

   The Incentive Plan provides the Company with increased flexibility to grant equity-based compensation to key employees and directors of the Company or any affiliate of the Company for the purpose of providing incentive to stimulate their efforts toward the success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company. Additionally, the Incentive Plan permits the Company to encourage stock ownership by employees and directors by providing the employees and directors with a means to acquire a proprietary interest in the Company, and the Incentive Plan provides the Company with a means to attract and retain key personnel. The Board of Directors has approved and seeks stockholder approval of the amendment to the Incentive Plan. The Board of Directors has reserved 4,500,000 shares of Common Stock, subject to stockholder approval of this amendment, for issuance pursuant to awards that may be made under the Incentive Plan, subject to adjustment as provided therein. The Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Internal Revenue Code.

                             Reasons for Amendment

   At December 31, 1999, there were 174,990 shares available to grant under this plan. These shares available are insufficient to meet the Company's needs. The Board of Directors has approved this amendment in order to enable the Company to continue to further the purposes for which the Incentive Plan was originally adopted.

                          Terms of the Incentive Plan

   The following description of the Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

   Administration. The Incentive Plan is administered by a Committee (the "Committee") appointed by the Board of Directors consisting of at least 2 members of the Board of Directors all of whom may be required to satisfy "disinterested" standards under tax and securities law. The Committee has the power to determine which eligible persons receive awards and the specific terms of each award, subject to the general parameters set forth in the Incentive Plan.

   The Incentive Plan permits the Committee to make awards of both incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options. The Company intends that all incentive stock options to be granted under the Incentive Plan will comply with Section 422 ("Incentive Stock Options") of the Code. The Incentive Plan gives the Committee wide latitude in determining the specific terms of any particular award; however, there are certain specific limits described in the Incentive Plan attributable to federal tax laws.

   The number of shares of Common Stock as to which an option is granted and to whom any option is granted are determined by the Committee in its sole discretion, subject to the provisions of the Incentive Plan. Options issuable may be made exercisable or settled at such prices and may be made terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Incentive Plan.

   The maximum number of shares of Common Stock with respect to which options may be granted during any fiscal year of the Company as to any eligible recipient shall not exceed 100,000, to the extent required by Section 162(m) of the Internal Revenue Code for the grant to qualify as qualified performance-based compensation.

   The Incentive Plan generally provides that all rights granted pursuant to stock incentives shall not be transferable or assignable, except by the laws of descent and distribution.

   Eligibility. All employees and directors of the Company are eligible to participate in the Incentive Plan; provided, however, that an Incentive Stock Option can only be granted to an employee of the Company. As of March 21, 2000, 706 individuals were eligible to participate in the Incentive Plan.

   Options. Each option granted pursuant to the Incentive Plan must be authorized by the Committee and evidenced by an agreement (the "Agreement") containing the terms and the conditions of the option. At the time the option is granted, the Committee shall determine whether the option is an incentive stock option or a nonqualified stock option. The Committee may permit an option exercise price to be paid in cash, by the delivery of previously owned shares of Common Stock, through a cashless exercise executed through a broker, by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld, or in whole or in part in installments with Company financing for any unpaid portion. The Incentive Plan permits the grant of both Incentive Stock Options and Nonqualified Stock Options. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Incentive Plan is adopted by the Board of Directors or approved by the Company's stockholders.

   The terms of particular options may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company and any affiliate, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Options may also include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, options that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid, or continued, subject to the terms of the applicable Agreement and to the provisions of the Incentive Plan.

   Recapitalizations and Reorganizations. The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of options or to which an option is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event, effected without the receipt of consideration.

   In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed-out, or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the express terms of the Incentive Plan or the applicable Agreement.

   Amendment or Termination. Although the Incentive Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate pursuant to tax, securities, or other laws.

                          Federal Income Tax Matters

   The following discussion outlines generally the federal income tax consequences of participation in the Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Incentive Plan.

   Nonqualified Options. A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

   Depending upon the period of time shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

   Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

   Incentive Stock Options. A participant who exercises an Incentive Stock Option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income, and the Company will be entitled to a corresponding deduction. If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be treated as a capital loss.

   Exercise of an Incentive Stock Option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

   Options granted under the Incentive Plan during fiscal 1999 included 80,000 to all executive officers as a group, 180,400 to all employees other than executive officers, and in the amounts shown for the executive officers named in the Summary Compensation Table.

                             Stockholder Approval

   The Board of Directors seeks stockholder approval of the amendment to the Incentive Plan because that portion which authorizes the grant of incentive stock options must be approved by stockholders under federal tax law. In addition, the receipt of stockholder approval will enable the Company to maximize deductions otherwise available in connection with the exercise of nonqualified stock options.

                                 Vote Required

   The affirmative vote of the holders of at least a majority of the shares of Common Stock represented and entitled to vote at the Meeting is required to approve the Amendment to the 1997 Stock Incentive Plan.

                      YOUR BOARD OF DIRECTORS RECOMMENDS
                  THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO
                    THE QMS, INC. 1997 STOCK INCENTIVE PLAN

                           PROPOSAL 4--AMENDMENT OF
                   QMS, INC. STOCK OPTION PLAN FOR DIRECTORS

                                 Introduction

   On October 8, 1999, the Board of Directors approved an amendment (the "Amendment") of the QMS, Inc. Stock Option Plan for Directors (the "Directors' Plan"), subject to stockholder approval. The Amendment increases the number of options awarded to each director annually from 5,000 to 10,000 and increases the aggregate number of shares of the Company's Common Stock that may be issued pursuant to the Directors' Plan from 500,000 to 700,000.

   The purpose of the Directors' Plan is to advance the interests of the Company by encouraging and enabling the acquisition of Common Stock by the Company's non-employee directors, upon whose judgment and ability the Company relies to attain its long-term growth and development, to promote a close identity of interests among the Company, such directors, and the stockholders of the Company, and to provide a means to attract and retain well-qualified directors.

   The Directors' Plan includes an opportunity for non-employee directors to receive stock options at a below-market exercise price (50% of the Fair Market Value, as defined in the Directors' Plan, of a share of Common Stock on the date of grant) as an alternative to the payment of the annual directors' retainers in cash. The Directors' Plan does not apply to meeting fees or fees for committee service. In addition, the Directors' Plan provides the opportunity for the Company to eliminate the cash cost of directors' annual retainer fees to the extent the directors elect to receive options in lieu of cash. Further, when any option is exercised, the Company generally will be able to deduct for federal income tax purposes any difference between the option price and the market price of Common Stock (see "Federal Income Tax Matters"). If the Amendment is not approved by the Company's stockholders, there will be insufficient shares, at the current market price of the Common Stock, to permit grants of options as provided in the Directors' Plan. The Board of Directors believes that it is in the best interests of the Company to continue the Directors' Plan. Accordingly, the Board of Directors has approved the Amendment increasing the number of shares available under the Directors' Plan and recommends a vote in favor of the Amendment to the Directors' Plan.

   The terms of the Directors' Plan provide for the grant of nonqualified stock options. The Directors' Plan is not subject to the Employee Retirement Income Security Act of 1974, nor is it qualified under Code Section 401(a). The Directors' Plan will terminate on January 24, 2004 unless terminated by the Board of Directors at an earlier date.

                             Reasons for Amendment

   At December 31, 1999, there were 222,536 shares available to grant under this plan. These shares available are insufficient to meet the Company's needs. The Board of Directors has approved this Amendment in order to enable the Company to continue to further the purposes for which the Directors' Plan was originally adopted.

                         Terms of the Directors' Plan

   The following description of the Directors' Plan is qualified in its entirety by reference to the applicable provisions of the Directors' Plan as so amended and agreements related to the Directors' Plan.

   Administration. The Directors' Plan is administered by a committee (the "Committee") of employee directors appointed by the Board of Directors. Subject to the express provisions of the Directors' Plan, the Committee has full and final authority to interpret the Directors' Plan, adopt, amend, and rescind rules and regulations relating to the Directors' Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Directors' Plan. The Committee's decisions and determinations on all matters relating to the Directors' Plan are in its sole discretion and are conclusive.

   Eligibility. All non-employee directors are eligible to participate in the Directors' Plan.

   Stock Subject to Directors' Plan. By the adoption of the Amendment, the Company has authorized and reserved for issuance upon the exercise of options pursuant to the Directors' Plan 700,000 shares of Common Stock, subject to adjustment as provided in the Directors' Plan. On March 21, 2000, the closing sales price per share of the Common Stock was $3.8125.

   Option Awards. By adoption of the Amendment, the Directors' Plan provides for annual grants to each non-employee director of an option to purchase 10,000 shares of Common Stock, provided the director is first appointed to serve, or continues to serve, as a non-employee director as of the date of the annual meeting of the Company's stockholders. The exercise price shall be equal to the Fair Market Value (as defined in the Directors' Plan) of Common Stock as of the date of grant.

   Options Purchased with Retainer Compensation. The Directors' Plan also provides for the grant of options, as of the date of the annual meeting of the Board of Directors which is held in conjunction with the

Company's annual meeting of stockholders, to any director who, no later than the date of such annual meeting of the Board of Directors (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive a stock option in lieu of all or a specified portion of the Annual Director Compensation (as defined in the Directors' Plan) expected to be earned by the director for the twelve-month period described in the Directors' Plan and defined as the "Plan Year." The director is not entitled to receive in cash any portion of the Annual Director Compensation for which an election has been made to receive an option.

   The number of shares of Common Stock subject to each option purchased by any director for a Plan Year is determined by a formula which provides that each director shall receive an option to purchase the nearest number of whole shares of Common Stock (with cash payment for fractional shares) equal to the portion of Annual Director Compensation allocated to the purchase of the option divided by the difference between the Fair Market Value (as defined in the Directors' Plan) on the date the option is granted and the option exercise price, which will be 50% of the market value of the stock on the date the option is granted. "Annual Director Compensation" is defined generally as the amount of fees (or portion thereof subject to the director's election) which the director shall be entitled to receive during a Plan Year for serving as a director or as a member of any committee of the Board of Directors pursuant to the policy in effect for each Plan Year, including retainers paid periodically and fees paid for attendance at or participation in meetings of the Board of Directors or any committee thereof.

   The operation of the option formula can be illustrated as follows: If the Fair Market Value of a share of the Company's Common Stock on a given date is $4.00, each director who elected to receive a stock option in lieu of Annual Director Compensation of $24,000 for a particular Plan Year would be granted an option to purchase 12,000 shares of Common Stock at $2.00 per share (the amount of the Annual Director Compensation of $24,000 divided by $2.00).

   Transfer of Options. Directors may not transfer any options issued under the Directors' Plan other than by will or the laws of intestate succession. Any option issued to a director and outstanding on the date of his or her death may be exercised by the administrator of the director's estate, the executor under his or her will, or the person or persons to whom the option will have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession, but not beyond the first to occur of (i) the first anniversary of the director's death or (ii) the specified expiration date of the option; provided, however, that an option that is not exercised prior to the anniversary of the director's death and which remains exercisable on the first anniversary will be deemed exercised on the first anniversary of the date of death to the extent the then Fair Market Value of the shares subject to the option exceeds the option exercise price and payment of such exercise price will be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the option, the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Common Stock on the first anniversary of the director's death equals or is less than the option exercise price, then the option will be deemed to have expired unexercised.

   Exercise of Options. The optionee may pay for shares purchased pursuant to exercise of any option (i) in cash, (ii) by delivering to the Company a number of shares of Common Stock the director has beneficially owned at least six months before the date of exercise and having an aggregate Fair Market Value of at least the product of the exercise price multiplied by the number of shares the director intends to purchase upon exercise of the option on the date of delivery, or (iii) in a cashless exercise through a broker. No option granted under the Directors' Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; however, any option issued under the Directors' Plan will become immediately exercisable upon the director's retirement due to attainment of at least age 65, death, or disability, provided that the Committee has the discretion to delay the exercise of any option immediately exercisable due to retirement or disability prior to the six-month anniversary of the date of the stock issuance, unless the Committee is satisfied that an earlier exercise will not trigger recovery of short-swing profits under Section 16 of the Securities Exchange Act of 1934. No option granted under the Directors' Plan will be exercisable after the expiration of 20 years from the date upon which it is granted.

   Termination of Directorship. Except as otherwise provided in the Directors' Plan, the rights of a director in an option issued under the Directors' Plan will not terminate upon such director's termination as a director for any reason. That portion of an option granted under the Directors' Plan which is attributable to any portion of the Annual Director Compensation which is not earned due to termination as a director or as a member of a committee of the Board of Directors (for any reason) or because of lack of attendance or participation in any meeting of the Board of Directors or any committee thereof will automatically abate and be cancelled.

   Amendment, Modification, and Termination. The Board of Directors may terminate and in any respect amend or modify the Directors' Plan provided, however, that no such action by the Board of Directors without approval of the stockholders may (i) increase the total number of shares of Common Stock available under the Directors' Plan in the aggregate (except as otherwise provided in the Directors' Plan), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Directors' Plan, (iv) change the option price, or (v) alter the class of persons eligible to receive options.

   Restrictions on Delivery of Shares; Legends. Each option will be subject to the condition that if at any time the Committee, in its discretion, determines that the listing, registration, or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification will have been effected or until receipt of appropriate representations and an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws.

   Benefits. Each of Messrs. Dow and Currie and former directors Messrs. Burch, James L. Busby, Charles D. Daley, Jack Edwards, and S. Felton Mitchell, Jr. received options to purchase 5,000 shares under the Directors' Plan during fiscal 1999. No options were granted in lieu of directors' fees during fiscal 1999. Non-employee directors eligible to receive options under the Directors' Plan who have not yet received options under this plan are Messrs. Fujii, Hans, Kutani, Takekida, Bowles and Materna.

                          Federal Income Tax Matters

   Directors are not required to recognize income upon the issuance of options under the Directors' Plan, nor at any time before the exercise of the option or a portion thereof. When an optionee exercises an option or portion thereof, the optionee generally will be required to recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the option, and the Company is then entitled to a corresponding deduction.

                                 Vote Required

   The affirmative vote of the holders of at least a majority of the shares of Common Stock represented and entitled to vote at the Meeting is required to approve the Amendment to the Directors' Plan.

                      YOUR BOARD OF DIRECTORS RECOMMENDS
                  THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO
                      THE STOCK OPTION PLAN FOR DIRECTORS

                                   AUDITORS

   The firm of Deloitte & Touche LLP has served as the Company's independent certified public accountants since 1980. The appointment of auditors is a matter for determination by the Audit Committee of the Board of Directors and is not being submitted to the stockholders for approval or ratification. A representative of the firm is expected to attend the Meeting, to respond to questions from stockholders, and to make a statement if he so desires.

                       CERTAIN TRANSACTIONS AND MATTERS

                               Change in Control

   A change in control of the Company occurred during the last fiscal year. Minolta Investments Company and its parent company, Minolta Co., Ltd., a Japanese corporation (collectively "Minolta"), acquired an aggregate of 7,570,000 shares of the Common Stock of the Company. Initially on June 7, 1999, in a private placement of stock, Minolta purchased from the Company 2,130,000 shares of Common Stock, which then constituted approximately 16.6% of the outstanding Common Stock of the Company after giving effect to such purchase, for $5.75 per share, or approximately $12 million. Thereafter, Minolta made a tender offer to the Company's stockholders on June 14, 1999, pursuant to which Minolta purchased an additional 5,440,000 shares of the Company's Common Stock for $6.25 per share or $34 million. Consequently, Minolta now owns 7,570,000 shares, or 57%, of the Company's Common Stock. As the owner of a majority of the Company's Common Stock, Minolta effectively has control of the Company.

   Minolta spent a total of approximately $46 million to acquire the Common Stock it now holds in QMS. It obtained the funds required to consummate this acquisition through the use of internally generated funds and the issuance in a private placement of a fixed rate bond due in 2002 in the aggregate amount of Five Billion Japanese Yen (approximately $41.8 million based on the exchange rate of $1.00 to 119.45 Japanese Yen on June 9, 1999). The interest rate on this bond is 1.75%.

   Pursuant to the Stock Purchase Agreement dated June 7, 1999, between Minolta and the Company, certain directors of the Company resigned, and Minolta was given the right to designate a majority of the Company's Board of Directors. Former directors Messrs. Burch, Busby, Daley, Edwards, and Mitchell resigned following the Minolta tender offer. The Company also agreed to change its name to a name acceptable to Minolta that include the word "Minolta".

                           Transactions with Minolta

   The Company engaged in business transactions with and borrowed money from Minolta in 1999, and the Company contemplates future business transactions with Minolta. For a description of these relationships see "Compensation Committee Interlocks and Insider Participation" above.

           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

   All of the non-employee directors of the Company, namely Messrs. Currie, Dow, Fujii, Hans, Kutani, Takekida, Bowles, and Materna, stand to benefit directly from Proposal 4 regarding the amendment of the QMS Stock Option Plan for Directors. The proposed amendment to this Plan increases the number of shares reserved for this Plan, thereby allowing participating directors, if they choose, to receive more of their compensation as directors in the form of stock options. Because of the limited number of options reserved for the Plan, directors have been unable during the last several years to elect to receive director compensation in the form of stock options. In addition, this proposed amendment calls for the number of options automatically granted to each director in each year to be increased from 5,000 to 10,000.

   All of the executive officers of the Company stand to benefit from Proposal 3 to increase the number of authorized shares reserved for the QMS, Inc. 1997 Stock Incentive Plan. By increasing the number of shares reserved for this Plan, the Company is able to provide a greater number of options as compensation to all of its executive officers.

                   STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

   Under applicable SEC Regulations, any stockholder of the Company wishing to submit a proposal for action at the Company's Annual Meeting of Stockholders to be held in 2001 and desiring the proposal to be considered for inclusion in the Company's proxy material relating thereto must provide a written copy of the proposal to the management of the Company at its principal executive office not later than November 25, 2000, and must otherwise comply with the rules of the SEC relating to stockholder proposals. The named proxies for the 2001 Annual Meeting will have discretionary voting authority with respect to any stockholder proposal not received in writing by the Company by February 8, 2001, and they will exercise their authority in accordance with the recommendations of the Board of Directors.

   If, as a result of the expected change in the Company's fiscal year, the date of the 2001 Annual Meeting is more than thirty (30) days after the month and date of the 2000 Annual Meeting, submission of stockholder proposals will be required within a reasonable time prior to the time the Company mails its proxy materials, and the named proxies will have discretionary voting authority as to stockholder proposals not submitted a reasonable time prior to the time the Company mails its proxy materials.

                                 ANNUAL REPORT

   The Company's 1999 Annual Report to Stockholders is being mailed to the Company's stockholders with this Proxy Statement. The Annual Report is not part of the proxy solicitation material.

                                    GENERAL

   Management does not know of any other matters to be presented at the Meeting for action by stockholders. However, if any other matter requiring a vote of the stockholders is properly presented at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

   The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram, or personal interview. The Company has engaged Corporate Investor Communications, Inc. to distribute and solicit proxies for the Meeting at an estimated cost of $4,500 plus reasonable expenses. The Company has requested that brokerage houses, custodians, nominees and fiduciaries forward soliciting materials to their principals and beneficial owners of Common Stock of the Company, and the Company will reimburse them for their reasonable out-of-pocket expenses.

   A list of stockholders entitled to be present and vote at the Meeting will be available at the offices of the Company, One Magnum Pass, Mobile, Alabama, for inspection by the stockholders during regular business hours from April 13, 2000, to the date of the Meeting. The list also will be available during the Meeting for inspection by stockholders who are present.

   Whether or not you plan to be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

                                          [/s/ Albert A. Butler]

                                          Albert A. Butler
                                          Secretary

March 30, 2000

                                   QMS, INC.

                        STOCK OPTION PLAN FOR DIRECTORS

1. Purpose. The purpose of this Stock Option Plan for Directors ("Plan") of QMS, Inc. (the "Company"), a Delaware corporation, is to encourage stock ownership by non-employee directors ("Directors" or a "Director") by providing them a means to acquire a proprietary interest in the Company, thereby advancing the interests of the Company by encouraging and enabling the acquisition of its stock by Directors whose judgment and ability are relied upon by the Company for the attainment of its long-term growth and development. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the Directors and its stockholders, as well as to provide a means to attract and retain well-qualified Directors.

2. Effective Date and Term of Plan. The Plan shall become effective only upon such date as it may be approved by the stockholders of the Company and shall remain in effect for ten years from the date on which it is so approved or until termination by the Board of Directors of the Company (the "Board"), whichever occurs first.

3. Stock Subject to the Plan. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 125,000 shares of the Company's common stock, $.01 par value ("Common Stock"), subject to adjustment as provided hereinafter in Section 6. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the shares of Common Stock which have not been purchased thereunder shall again become available for the purposes of this Plan.

4.   Plan Administration:

(a) The Plan shall be administered by a committee of employee directors of the Company appointed by the Board (the "Committee"), which committee shall consist of at least two members who shall serve at the pleasure of the Board of Directors.

(b) The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

(c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.

(d) An administrator of the Plan (the "Administrator") may from time to time be appointed by the Committee. If appointed, the Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company, and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

5. Terms and Conditions of Option Awards. Each option granted under the Plan shall be evidenced by a written award document in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which document shall comply with and be subject to the following terms and conditions:

(a)  Types of Option Awards.

          (i) Formula Awards. Each Director shall be granted as of the date of each annual meeting of the stockholders of the Company occurring after January 1, 1994 an option to purchase 5,000 shares of Common Stock; provided the Director is first appointed to serve, or continues to serve, as a Director as of the date of that annual meeting. The exercise price for each share of Common Stock subject to an option granted pursuant to this Section 5(a)(i) shall equal the Fair Market Value of a share of Common Stock as of the date of the option grant.

          (ii) Retainer Awards. Options shall be granted as of the date of each annual meeting of the Board that is held in conjunction with each annual meeting of stockholders of the Company, to each Director who, no later than the date of such annual meeting of the Board (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive an option to purchase shares of Common Stock in lieu of all or a specified percentage of the Annual Director Compensation (as defined in Subsection 5(b) below) expected to be earned by such Director for the upcoming twelve-month period beginning on the first day of the third fiscal quarter of the Company and ending on the last day of the second fiscal quarter of the Company ("Plan Year"). A separate election may be made for each Plan Year; provided, however, that no amendment or revocation may be made during a Plan Year with respect to such Plan Year and that no amendment or modification shall be given as of any date that the implementation of such amendment or revocation would cause any option purchased pursuant to the direction contained in a prior election to be treated as not exempt from Section 16(b) of the Securities Exchange Act of 1934. A Director shall not be entitled to receive in cash any portion of the Annual Director Compensation for which an election has been made to receive an option.

(b) Formula for Retainer Awards. The number of shares of Common Stock subject to each option granted to any Director for a Plan Year pursuant to Section 5(a)(ii) above shall be equal to the nearest number of whole shares of Common Stock, with cash payment for fractional shares, determined in accordance with the following formula:

          Annual Director Compensation
-----------------------------------------------  =  Number of Shares
Fair Market Value minus Option Exercise Price

For purposes of the Plan, the following terms shall have the meanings ascribed to them in this Section 5(b):

          (i) "Annual Director Compensation" shall mean the amount of fees which a Director will be entitled to receive during a Plan Year for serving as a Director or as a member of any committee of the Board pursuant to the policy in effect for such Plan Year, including retainers paid periodically and fees paid for attendance at or participation in meetings of the Board or any committee thereof; provided, however, that if a Director elects to receive an option in lieu of only a portion of Annual Director Compensation, the Annual Director Compensation for purposes of the foregoing formula shall equal the portion of the Annual Director Compensation so elected. To the extent that a portion of Annual Director Compensation includes fees for attending or participating in meetings of the Board or any committee thereof, for purposes of the election to be made pursuant to Subsection 5(a)(ii) above, the Committee shall advise each Director, in advance of the next Plan Year, of the number of such meetings anticipated to be held during such Plan Year and the election may take the fees related thereto into account. To the extent fewer or greater such meetings are actually held during the Plan Year, an appropriate adjustment shall be made in the number of shares of Common Stock subject to any option awarded. Annual Director Compensation shall not include expenses reimbursed by the Company for attendance at or participation in meetings of the Board or any committee thereof or fees for any other services to be provided to the Company.

          (ii) "Option Exercise Price" refers to the per share purchase price for Common Stock subject to each option granted under the Plan and that per share purchase price shall be fifty percent (50%) of the Fair Market Value of the Common Stock on the date the option is granted.

          (iii) "Fair Market Value" means, with regard to a date, the closing price at which a share of Common Stock shall have been sold on the last trading date prior to that date as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Common Stock are then actively traded) and published in "The Wall Street Journal."

(c) Exercise of Option Awards. All options, whether granted pursuant to Section 5(a)(i) or 5(a)(ii), may be exercised only by written notice to the Company. Payment for all shares of Common Stock purchased pursuant to exercise of an option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Common Stock which have been beneficially owned by the Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the Director intends to purchase upon exercise of the option on the date of delivery; or (c) in a cashless exercise through a broker. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Director. No option granted under the Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; provided, however, that any option granted under the Plan shall become immediately exercisable upon the retirement of the Director due to attainment of at least age 65, death or disability. No option granted under the Plan shall be exercisable after the expiration of twenty years from the date upon which it is granted. Each option shall be subject to earlier termination before its date of expiration as hereinafter provided in Subsections 5(d) and 5(e).

(d)  Termination of Directorship. Except as provided in this Section 5(d) and
Section 5(e) below, the rights of a Director in an option granted under the Plan shall not terminate upon such Director's termination as a Director for any reason. That portion of an option granted pursuant to Section 5(a)(ii) which is attributable to any portion of the Annual Director Compensation which is not earned due to termination as a Director or as a member of a committee of the Board (for any reason) or because of lack of attendance or participation in any meeting of the Board or any committee thereof shall automatically abate and be cancelled.

(e) Death of Director. Any option granted to a Director and outstanding on the date of his or her death may be exercised by the administrator of such Director's estate, the executor under his or her will, or the person or persons to whom the option shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession, but not beyond the first to occur of (i) the first anniversary of the Director's death, or (ii) the specified expiration date of the option; provided, however, that an option that is not exercised prior to the first anniversary of the Director's death and which remains exercisable on the first anniversary shall be deemed exercised on the first anniversary of the date of death to the extent the then aggregate Fair Market Value of the shares subject to the option exceeds the aggregate exercise price and payment of such aggregate exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the option the Fair Market Value of which on such anniversary is equal to the aggregate exercise price. If the Fair Market Value of the Common Stock on the first anniversary of the Director's death equals or is less than the aggregate exercise price, then the option shall be deemed to have expired unexercised.

6. Changes in Capitalization. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares of other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of common stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments. Any adjustment pursuant to this
Section 6 shall provide for the elimination without payment therefor of any fractional shares.

7.   Limitation of Rights:

(a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, express or implied, that the Company will retain a Director as a director for any period of time, or at any particular rate of compensation.

(b) No Stockholders' Rights for options. The holder of an option granted under the Plan shall have no rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

(c) No Right to Participate as an Employee Director. A Director's right to participate in the Plan shall automatically terminate if and when a Director becomes an employee of the Company. That portion of an option granted under the Plan witch is attributable to any Unearned Annual Director Compensation shall automatically abate and be cancelled. "Unearned Annual Director Compensation" shall mean any portion of Annual Director Compensation which relates to attendance or participation in any meeting of the Board or any committee thereof occurring after the date the Director's employment by the Company commences, or which consists of a retainer earned after such date.

8.   Transferability:

(a) Options are not transferable other than by will or the laws of intestate succession. No transfer by will or by the laws of intestate succession shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

(b) Only a Director, or in the event of disability, his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise options and receive deliveries of shares.

9. Amendment, Modification and Termination. The Board at any time may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's stockholders, may
(i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 6 above), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change any option exercise price or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any Director with respect to an option previously granted.

10. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Corporate Secretary of the Company and shall become effective when it is received.

11. Restrictions on Delivery and Sale of Shares; Legends. Each option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under options then outstanding, the Committee may require, as a condition of exercise of any option or as a condition to any other delivery of Common Stock pursuant to an option, that the Director represent, in writing, that the shares received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares issued pursuant to an option such legends referred to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

12. Restrictions on Plan Amendments. Notwithstanding the provisions of Section 9 above, the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

                                    QMS, Inc.

                                    By: /s/ James L. Busby

                                    Title: President


ATTEST:


/s/ G. William Speer

Title: Secretary

          [CORPORATE SEAL]

                            FIRST AMENDMENT TO THE
                          QMS, INC. STOCK OPTION PLAN
                                 FOR DIRECTORS


          THIS FIRST AMENDMENT is made as of the 23rd day of October, 1996, by QMS, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Company maintains the QMS, Inc. Stock Option Plan for Directors under an indenture dated November 18, 1993 (the "Plan");

          WHEREAS, the Company desires to amend the Plan to reflect an increase in the number of shares authorized for issuance thereunder and for other reasons; and

          WHEREAS, the Company now desires to amend the Plan, to make the changes herein embodied;

          NOW, THEREFORE, the Company does hereby amend the Plan as follows:

          1. By deleting, immediately, the first sentence of Section 3 in s entirety and by substituting therefor the following:

          "There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 250,000 shares of the Company's common stock, $.01 par value ("Common Stock"), subject to adjustment as provided hereinafter in Section 6."


          2.   By deleting, effective November 1, 1996, the fourth sentence of
Section 5 in its entirety and by substituting therefor the following:

          "No option granted under the Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; however, any option granted under the Plan shall become immediately exercisable upon the retirement of the Director due to the attainment of at least age 65, death or disability; provided that the Committee has the discretion to deny the exercise of any option that becomes immediately exercisable due to retirement or disability prior to the six-month anniversary of the date of the stock issuance, unless the Committee is satisfied that an earlier exercise will not trigger recovery of short-swing profits under Section 16 of the Securities Exchange Act of 1934."

          3. Notwithstanding the foregoing, the adoption of this First Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such action within twelve months of the adoption of this First Amendment, the adoption of this First Amendment and any options granted subject to stockholder approval of the First Amendment shall be null and void.

          Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this First Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.


                                    QMS, Inc.

                                    By: ___________________________________

                                    Title:_________________________________


ATTEST:


_________________________________

Title:___________________________

          [CORPORATE SEAL]



                            SECOND AMENDMENT TO THE
                          QMS, INC. STOCK OPTION PLAN
                                 FOR DIRECTORS


          THIS SECOND AMENDMENT is made as of the 17th day of November, 1997, by QMS, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the Company maintains the QMS, Inc. Stock Option Plan for Directors under an indenture dated November 18, 1993 (the "Plan");

          WHEREAS, the Company desires to amend the Plan to reflect an increase in the number of shares authorized for issuance thereunder and for other reasons; and

          NOW, THEREFORE, the Company does hereby amend the Plan as follows :

          1. By deleting, immediately, the first sentence of Section 3 in its entirety and by substituting therefor the following:

          There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 500,000 shares of the Company's common stock, $.01 par value ("Common Stock"), subject to adjustment as provided hereinafter in Section 6.

          2. By deleting, immediately, Clause (i) of Section 5(b) in its entirety and by substituting therefor the following:

          (i) "Annual Director Compensation" shall mean the amount of the annual retainer fee which a Director will be entitled to receive during a Plan Year, excluding fees paid for service on a committee or for attendance at or participation in meetings of the board or any committee thereof; provided, however, that if a director elects to receive an option in lieu of only a portion of Annual Director Compensation, the Annual Director Compensation for purposes of the foregoing formula shall equal the portion of the Annual Director Compensation so elected.

          3. Notwithstanding the foregoing, the adoption of this Second Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such action within twelve months of the adoption of this Second Amendment, the adoption of this Second Amendment and any options granted subject to stockholder approval of the Second Amendment shall be null and void.

          Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this Second Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first above written.


                                    QMS, INC.

                                    By: ___________________________________

                                    Title: ________________________________


[CORPORATE SEAL]

Attest:


__________________________________

Title: ___________________________

                                   QMS, INC.
                           1997 STOCK INCENTIVE PLAN


                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1 DEFINITIONS                                                        1
     1.1   Definitions                                                       1

SECTION 2 THE STOCK INCENTIVE PLAN                                           4
     2.1   Purpose of the Plan                                               4
     2.2   Stock Subject to the Plan                                         4
     2.3   Administration of the Plan                                        4
     2.4   Eligibility and Limits                                            5

SECTION 3 GENERAL TERMS OF OPTIONS                                           6
     3.1   General Terms and Conditions                                      6
     3.2   Other Terms and Conditions of Options                             6
           (a)  Option Price                                                 7
           (b)  Option Term                                                  7
           (c)  Payment                                                      7
           (d)  Conditions to the Exercise of an Option                      8
           (e)  Termination of Incentive Stock Option                        8
           (f)  Special Provisions for Certain Substitute Options            8
     3.3        Treatment of Awards Upon Termination of Service              8

SECTION 4 GENERAL PROVISIONS                                                 8
     4.1   Withholding                                                       8
     4.2   Changes in Capitalization; Merger; Liquidation                    9
     4.3   Cash Awards                                                      10
     4.4   Compliance with Code                                             10
     4.5   Right to Terminate Service                                       10
     4.6   Restrictions on Delivery and Sale of Shares; Legends             10
     4.7   Non-alienation of Benefits                                       10
     4.8   Termination and Amendment of the Plan                            10
     4.9   Stockholder Approval                                             11
     4.10  Indemnification of Committee                                     11
     4.11  Choice of Law                                                    11
     4.12  Effective Date of Plan                                           11

                                   QMS, INC.
                           1997 STOCK INCENTIVE PLAN

                             SECTION 1 DEFINITIONS

          1.1  Definitions. Whenever used herein, the masculine pronoun shall be
               -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

               (a)  "Affiliate" means a person that directly or indirectly,
                     ---------
through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

               (b)  "Associate" means (1) any corporation, partnership or other
                     ---------
organization of which a specified person is an officer or partner, or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities thereof, (2) any trust or other estate in which the specified person has a substantial beneficial interest or as to which specified person serves as trustee or in a similar fiduciary capacity, (3) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person and (4) any person who is a trustee, officer or partner of such specified person or of any corporation, partnership or other entity which in an Affiliate of such specified person.

               (c)  "Beneficial Owner" shall be defined by reference to Rule
                     ----------------
13d-3 under the Exchange Act as such Rule was in effect on the date hereof; provided, however, that any individual, corporation, partnership, Group, association or other person or entity which, directly or indirectly, owns or has the right to acquire any of the Company's outstanding securities entitled to vote generally in the election of directors at any time in the future, whether such right is contingent, absolute, direct or indirect, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed the Beneficial Owner of such securities.

               (d)  "Board of Directors" means the board of directors of the
                     ------------------
Company.

               (e)  "Cause" has the same meaning as provided in the employment
                     -----
agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its affiliates are party.

               (f)  "Change in Control" means any one of the following events
                     -----------------
(1) when any individual, corporation, partnership, Group, association or other person or entity, together with his, its or their Affiliates and/or Associates (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the Beneficial Owner of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors or (2) when the Continuing Directors shall at any time fail to constitute a majority of the members of the Board of Directors.

               (g)  "Code" means the Internal Revenue Code of 1986, as amended.
                     ----

               (h)  "Committee" means the committee appointed by the Board of
                     ---------
Directors to administer the Plan pursuant to Plan Section 2.3.

               (i)  "Company" means QMS, Inc., a Delaware corporation.
                     -------

               (j)  "Continuing Director" means a director who either was a
                     -------------------
member of the Board of Directors on the date hereof, or who became a member of the Board of Directors subsequent to such date and whose election, or nomination for election by the Company's stockholders, was Duly Approved by the Continuing Directors at the time of such nomination or election, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such person was named as nominee for director, without due objection to such nomination.

               (k)  "Disability" has the same meaning as provided in the long-
                     ----------
term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

               (l)  "Disposition" means any conveyance, sale, transfer,
                     -----------
assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

               (m)  "Duly Approved by the Continuing Directors" means an action
                     -----------------------------------------
approved by the vote of at least a majority of the Continuing Directors then on the Board of Directors, except, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the Board of Directors if a vote by all of its members were to have been taken, then such term shall mean an action approved by the unanimous vote of the Continuing Directors then on the Board of Directors so long as there are at least three (3) Continuing Directors on the Board of Directors at the time of such unanimous vote.

               (n)  "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended.

               (o)  "Fair Market Value" refers to the determination of value of
                     -----------------
a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

               (p)  "Group" means persons who act in concert as described in
                     -----
Section 13(d)(3) 0f the Exchange Act.

               (q)  "Incentive Stock Option" means an incentive stock option, as
                     ----------------------
defined in Code Section 422, described in Plan Section 3.2.

               (r)  "Non-Qualified Stock Option" means a stock option, other
                     --------------------------
than an option qualifying as an Incentive Stock Option, described in Plan
Section 3.2.

               (s)  "Option" means a Non-Qualified Stock Option or an Incentive
                     ------
Stock Option.

               (t)  "Over 10% Owner" means an individual who at the time an
                     --------------
Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

               (u)  "Parent" means any corporation (other than the Company) in
                     ------
an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (v)  "Participant" means an individual who receives an Option
                     -----------
hereunder.

               (w)  "Plan" means the QMS, Inc. 1997 Stock Incentive Plan.
                     ----

               (x)  "Stock" means the Company's common stock, $0.01 par value
                     -----
per share.

               (y)  "Stock Incentive Agreement" means an agreement between the
                     -------------------------
Company and a Participant or other documentation evidencing an award of an Option.

               (z)  "Subsidiary" means any corporation (other than the Company)
                     ----------
in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

               (aa) "Termination of Service" means the termination of the
                     ----------------------
service relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The

Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                      SECTION 2 THE STOCK INCENTIVE PLAN

          2.1  Purpose of the Plan. The Plan is intended to (a) provide
               -------------------
incentive to employees and directors of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

          2.2  Stock Subject to the Plan. Subject to adjustment in accordance
               -------------------------
with Section 4.2, 500,000 shares of Stock, $0.01 par value, (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

          2.3  Administration of the Plan. The Plan shall be administered by the
               --------------------------
Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and consultants of the Company or its affiliates to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

          As to any matter involving a Participant who is not a "reporting person" for purposes of Section 16 of the Exchange Act, the Committee may delegate to any member of the Board of Directors or officer of the Company the administrative authority to (a) interpret the provisions of the Participant's Stock Incentive Agreement and (b) determine the treatment of Options upon a Termination of Service, as contemplated by Plan Section 3.3.

          The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Exchange Act, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director," as that term is defined in Rule 16b-3 as then in effect under the Exchange Act, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Exchange Act, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director," within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the pleasure of the Board of Directors, and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          2.4  Eligibility and Limits. Options may be granted only to employees
               ----------------------
and directors of the Company or an affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any Participant who is a covered employee, within the meaning of Code Section 162(m) and the regulations promulgated thereunder (a "Covered Employee"), shall not exceed 100,000.

                      SECTION 3 GENERAL TERMS OF OPTIONS

          3.1  General Terms and Conditions.
               ----------------------------

               (a) The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

               (b) Each Option shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

               (c) The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

               (d) The Committee may provide in any Stock Incentive Agreement that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price (the "Change in Control Price") not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year. For purposes of this Subsection, the cash-out of an Option shall be on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

          (e) Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2  Other Terms and Conditions of Options. Each Option granted under the
          -------------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

          (a)  Option Price. Subject to adjustment in accordance with Section
               ------------
4.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a Covered Employee, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)  Option Term. The term of an Option shall be as specified in the
               -----------
applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)  Payment. Payment for all shares of Stock purchased pursuant to
               -------
exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price; or (4) in whole or in part in installments, in which case the Stock Incentive Agreement may require no down payment but shall provide for at least annual installments in cash, together with accrued interest on the unpaid principal balance at a rate at least equal to the minimum rate required at the date of exercise of the Option in order not to be a below-market loan under Code
Section 7872 and the minimum rate required at the date of exercise of the Option under Regulations prescribed by the Secretary of the Treasury under Section

483(c)(1)(B) of the Code, and shall require that the unpaid balance of the aggregate Exercise Price shall be evidenced by a promissory note, secured by a pledge of shares of stock acquired pursuant to the exercise of the Option. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)  Conditions to the Exercise of an Option. Each Option granted
               ---------------------------------------
under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e)  Termination of Incentive Stock Option. With respect to an
               -------------------------------------
Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)  Special Provisions for Certain Substitute Options.
               -------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3  Treatment of Awards Upon Termination of Service. Except as otherwise
          -----------------------------------------------
provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 GENERAL PROVISIONS

     4.1  Withholding. The Company shall deduct from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     4.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 4.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Options.

          (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3  Cash Awards. The Committee may, at any time and in its discretion,
          ------------
grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

     4.4  Compliance with Code. All Incentive Stock Options to be granted
          --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     4.5  Right to Terminate Service. Nothing in the Plan or in any Stock
          --------------------------
Incentive Agreement shall confer upon any Participant the right to continue as an employee, officer or director of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

     4.6  Restrictions on Delivery and Sale of Shares; Legends. Each Option is
          ----------------------------------------------------
subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.7  Non-alienation of Benefits. Other than as specifically provided with
          --------------------------
regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     4.8  Termination and Amendment of the Plan. The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

     4.9  Stockholder Approval. The Plan shall be submitted to the stockholders
          --------------------
of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Option granted under the Plan shall be void.

     4.10 Indemnification of Committee. In addition to such other rights of
          ----------------------------
indemnification that they may have as directors of the Company or as members of the Committee, the members of the

Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     4.11   Choice of Law. The laws of the State of Delaware shall govern the
            -------------
Plan, to the extent not preempted by federal law.

     4.12   Effective Date of Plan. The Plan shall become effective upon the
            ----------------------
date the Plan is approved by the Board of Directors.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 23rd day of October, 1996.

                                    QMS, Inc.

                                    By:_____________________

                                    Title:__________________


ATTEST:


_________________________

Title:___________________

     [CORPORATE SEAL]


                                                                      Appendix A



                       FIRST AMENDMENT TO QMS, Inc. 1997
                             STOCK INCENTIVE PLAN

     THIS FIRST AMENDMENT is made as of the 15th day of October, 1997, by QMS, Inc., a Delaware corporation (the "Company").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company maintains the QMS, Inc. 1997 Stock Incentive Plan under an indenture dated October 23, 1996 (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to reflect an increase in the number of shares authorized for issuance thereunder;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows:

     1. By deleting the first sentence of Section 2.2 in its entirety and by substituting therefor the following:

     Subject to adjustment in accordance with Section 4.2, 1,500,000 shares of Stock, $0.01 par value (the "Maximum Plan Shares"), are hereby reserved exclusively for issuance pursuant to Options.

     2. Notwithstanding the foregoing, the adoption of this First Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such action within twelve months of the adoption of this First Amendment, the adoption of this First Amendment and any options granted subject to stockholder approval of the First Amendment shall be null and void.

     Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the day and year first above written.


                                    QMS, INC.

                                    By:___________________

                                    Title:________________


[CORPORATE SEAL]

Attest:

______________________

Title:________________

                                   QMS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 12, 2000

     The undersigned hereby appoints Albert A. Butler and Gregory R. Jones, or either of them, proxies, with power of substitution, to vote the shares of common stock of QMS, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders on April 12, 2000, and any adjournment thereof, as set forth on the reverse side of this card. If directions are not given, the proxy will be voted (i) FOR the election of the persons named herein to serve as Class II directors, (ii) FOR approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company, (iii) FOR approval of an amendment to the Company's 1997 Stock Incentive Plan, and
(iv) FOR approval of an amendment to the Company's Stock Option Plan for Directors.

     Please mark, sign, date and return this proxy promptly, using the enclosed envelope. No postage required if mailed in the United States of America.



           (Continued and to be signed and dated on the other side.)


--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -


                                                                                                                Please mark
                                                                                                               your votes as
                                                                                                                indicated in
                                                                                                               this example   [X]

1. Election of Directors:                             NOMINEES: Edward E. Lucente,                2. Approval of an amendment to the
                                                      Albert A. Butler and F. Rigdon Currie          Company's Certificate of
     FOR all nominees           WITHHOLD                                                             Incorporation
   listed to the right          AUTHORITY             (Instructions: To withhold authority to
    (except as marked     to vote for all nominees    vote for any particular nominee, draw a
     to the contrary)      listed to the right        line through the name above.)                      FOR     AGAINST   ABSTAIN
           [ ]                   [ ]                                                                     [ ]       [ ]       [ ]

3. Approval of an amendment to the                    4. Approval of an amendment to the          5. With discretionary power in the
   Company's 1997 Stock Incentive                        Company's Stock Option Plan for             transaction of such other
   Plan.                                                 Directors.                                  business as may properly come
                                                                                                     before the meeting.
      FOR     AGAINST   ABSTAIN                            FOR     AGAINST   ABSTAIN
      [ ]       [ ]       [ ]                              [ ]       [ ]       [ ]


                                                                                        --------
                                                                                               |
                                                                                               |
                                                                                               |



Signature                                                 Signature                                         Date
          ----------------------------------------------           ----------------------------------------      -------------------
NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full titles as such. If a partnership, please sign in the partnership name by an authorized person.